[LOGO] Merrill Lynch  Investment Managers

Annual Report

March 31, 2001

CMA Michigan
Municipal Money Fund

www.mlim.ml.com

TO OUR SHAREHOLDERS:

For the year ended March 31, 2001, CMA Michigan Municipal Money Fund paid shareholders a net annualized yield of 3.47%.* As of March 31, 2001, the Fund's 7-day yield was 2.83%.

Economic Environment

The state of Michigan's economy remained solid over the past year despite moderation in some sectors. Employment continued to be strong and job creation remained steady. Reflective of its much-improved economy, Michigan received two rating upgrades recently from Standard & Poor's and Moody's Investors Service, making it the tenth state in the nation rated AAA by both agencies. The last time the state was rated AAA was in 1976. Both rating agencies were confident in the state's fiscal management including tax cuts and sound budgeting, continued strengthening of the state's Budget Stabilization Fund and gains in economic diversification. Expansions were in industries such as furniture manufacturing, aviation suppliers and finance. This increased economic diversification is expected to buffer future downturns in the state's automotive industry. Currently, about 25% of Michigan's employment base depends on the automobile industry compared to 50% 20 years ago. However, as a result of leasing and incentives, vehicle demand is not expected to slide as much as in the past. Manufacturers are also managing vehicle production more effectively as the inventory to sales ratio declined by one half during the past two decades. Therefore, production and employment should fluctuate less than in the past. In February, a US vehicle sales rate of 16.8 million units is on track to make 2001 the third-best year on record, surpassing the forecast made at the start of the year.

Despite these record motor vehicle sales, domestic automobile manufacturers have been losing market share, which continues to pose some risk to Michigan's economy, as vehicle production remains centered on domestic brands.

According to February's Michigan Retail Index, 40% of retailers expect sales to increase during the coming three months compared to the same three-month period in 2000. This is an increase from 30% in December and 39% in November 2000, but far off from the January norm of 64%. Sales for the 2000 holiday season were flat on average when compared to 1999. However, Michigan retailers still posted a 5% average gain for 2000 compared to a 0% gain for retailers nationally.

Investment Strategy

At the beginning of the 12-month period ended March 31, 2001, the Fund had a relatively bearish position because variable rate demand product traditionally outperforms fixed rate product in April and May when outflows during tax time push rates higher. Nonetheless, we anticipated moving the Fund to a more neutral position by June 2000 given our opinion that tighter monetary policy, which was causing US equity markets to weaken, would soon have a negative effect on the domestic economy. Conversely, as June began, a number of economic indicators, including strong retail sales and housing activity, reflected a still healthy US economy, while the nation's unemployment rate dropped to 3.9% in April. Therefore, during this time, we delayed the Fund's maturity extension. On May 16, 2000, the Federal Reserve Board tightened monetary policy by increasing the Federal Funds rate 50 basis points (0.50%) from 6.0% to 6.5%. Given this significant tightening of monetary policy, we then looked to move to a more neutral position anticipated at the beginning of the period. In July and August 2000, economic data began to show more significant signs of a slowing US economy as the

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

change in non-farm payrolls were weaker than expected, decreasing 108,000 and increasing only 53,000, respectively. Inflation also stayed in check as consumer and producer price indexes recorded negative values for the month of August. Given this backdrop for the domestic economy, we continued to pursue a slightly more aggressive position.

As the second half of the period progressed, it became evident that the US economy was slowing more rapidly than expected, which was reflected in the continued deterioration of both domestic economic data and US equity markets. By March 31, 2001, the Dow Jones Industrial Average and NASDAQ Composite Index declined 17% and 60%, respectively, from highs reached in early 2000. As a result of the dramatic shift, the Federal Open Market Committee lowered the Federal Funds rate by 100 basis points in January 2001 and 50 basis points in March 2001. During this time, we had some difficulty maintaining the bullish position we desired because of a lack of state-specific fixed rate issuance and significant cash inflows particularly during November, December and January when the Fund's assets increased approximately 18%. Consequently, a majority of the fixed rate product acquired by the Fund was purchased in the secondary market. This strategy allowed the Fund to perform on average relative to its peer group for the year ended March 31, 2001, according to IBC's Money Fund Report.

Going forward, we believe that interest rates will have to further decline to spark the ailing US economy. Therefore, we will pursue attractive opportunities to assume a more aggressive position, while continuing to monitor the marketplace.

In Conclusion

We thank you for your support of CMA Michigan Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn
Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano
Vincent R. Giordano
Senior Vice President


/s/ Darrin J. SanFillippo
Darrin J. SanFillippo
Vice President and Portfolio Manager

May 1, 2001

CMA MICHIGAN MUNICIPAL MONEY FUND
IMPORTANT TAX INFORMATION (UNAUDITED)

All of the net investment income distributions paid daily by CMA Michigan Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

--------------------------------------------------------------------------------
CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001                      (IN THOUSANDS)
================================================================================

                            Face
State                      Amount                                        Issue                                              Value
------------------------------------------------------------------------------------------------------------------------------------
Michigan--                $12,981   ABN Amro, Munitops Certificates Trust, VRDN, Series 1998-13,
98.8%                               3.52% due 10/04/2006 (b)(c)............................................................ $ 12,981
                            1,155   Battle Creek, Michigan, Housing Corporation, Housing Revenue Bonds, VRDN,
                                    Series 1997-A, 3.45% due 2/01/2027 (c).................................................    1,155
                            3,675   Berrien County, Michigan, Economic Development Corporation Revenue Bonds
                                    (Arlington Corp. Project), VRDN, AMT, 3.80% due 9/01/2016 (c)..........................    3,675
                            5,580   Chippewa Valley, Michigan, Schools, SAN, 4.75% due 8/22/2001...........................    5,585
                                    Delta County, Michigan, Economic Development Corporation, Environmental
                                    Improvement Revenue Refunding Bonds (Mead-Escanaba Paper), DATES,
                                    VRDN (c):
                              400       Series C, 3.70% due 12/01/2023.....................................................      400
                            1,000       Series E, 3.65% due 12/01/2023 ....................................................    1,000
                            1,400       Series F, 3.65% due 12/01/2013 ....................................................    1,400
                            7,530   Detroit, Michigan, Economic Development Corporation Revenue Bonds
                                    (Waterfront Reclamation), VRDN, Series B, 3.55% due 5/01/2009 (c)......................    7,530
                            3,350   Detroit, Michigan, Sewer Disposal Revenue Bonds, 6.625% due 7/01/2001 (d)(e)...........    3,447
                                    Detroit, Michigan, Water Supply System Revenue Bonds, MSTR, VRDN (c):
                            2,000       Series SG-64, 3.55% due 7/01/2025 .................................................    2,000
                            2,000       Series SGB-6, 3.55% due 7/01/2025 (b) .............................................    2,000
                           15,840   Eagle Tax-Exempt Trust, Grand Rapids Michigan, Sanitation Sewer System,
                                    VRDN, Series A, 3.55% due 1/01/2022 (c) ...............................................   15,840
                            1,025   Farmington Hills, Michigan, Economic Development Corporation, Limited
                                    Obligation Revenue Refunding Bonds (Brookfield Building Association),
                                    VRDN, 3.70% due 11/01/2010 (c) ........................................................    1,025
                            1,300   Flint, Michigan, Economic Development Corporation, EDR (Plastics Research),
                                    VRDN, AMT, 3.80% due 9/01/2004 (c) ....................................................    1,300
                            2,300   Georgetown Charter Township, Michigan, IDR, Limited Obligation
                                    (J&F Steel Corp.), VRDN, AMT, 3.55% due 2/01/2009 (c)..................................    2,300
                            6,170   Goodrich, Michigan, Area School District, GO (School Building and Site),
                                    Series B, 4.75% due 4/02/2001 .........................................................    6,170
                              475   Grand Rapids, Michigan, EDR, Limited Obligation Refunding Bonds (Calder),
                                    VRDN, Series A, 3.40% due 10/01/2011 (c)     ..........................................      475
                            3,325   Grand Rapids, Michigan, Economic Development Corporation, EDR, Refunding
                                    (Amway Hotel Corp. Project), VRDN, Series B, 3.45% due 8/01/2017 (c)...................    3,325
                            1,000   Grand Rapids, Michigan, IDR (Custom Printers), VRDN, AMT,
                                    3.60% due 7/01/2015 (c) ...............................................................    1,000
                            2,115   Grand Rapids, Michigan, IDR, Refunding (Etheridge Company Project), VRDN,
                                    AMT, 3.60% due 7/01/2009 (c) ..........................................................    2,115

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Portfolio Abbreviations for CMA Michigan Municipal Money Fund

AMT         Alternative Minimum Tax (subject to)
BAN         Bond Anticipation Notes
COP         Certificates of Participation
CP          Commercial Paper
DATES       Daily Adjustable Tax-Exempt Securities
EDR         Economic Development Revenue Bonds
GO          General Obligation Bonds
HDA         Housing Development Authority
IDR         Industrial Development Revenue Bonds
MSTR        Municipal Securities Trust Receipts
PCR         Pollution Control Revenue Bonds
SAN         State Aid Notes
TEAMS       Tax-Exempt Adjustable Municipal Securities
VRDN        Variable Rate Demand Notes

--------------------------------------------------------------------------------
CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001 (CONTINUED)          (IN THOUSANDS)
================================================================================

                            Face
State                      Amount                                   Issue                                                   Value
------------------------------------------------------------------------------------------------------------------------------------
Michigan                            Jackson, Michigan, Public Schools, GO, SAN:
(continued)               $ 3,500       Series A, 3.60% due 8/22/2001 ..................................................... $  3,505
                            3,750       Series B, 5% due 7/03/2001 ........................................................    3,754
                              275   Lenawee County, Michigan, Economic Development Corporation, Limited
                                    Obligation Revenue Bonds (The Wyatt Project), VRDN, AMT,
                                    3.75% due 5/01/2002 (c) ...............................................................      275
                              825   Marquette County, Michigan, Economic Development Corporation, Limited
                                    Obligation Revenue Bonds (Pioneer Labs Inc. Project), VRDN, AMT, Series A,
                                    3.73% due 6/01/2012 (c) ...............................................................      825
                              655   Michigan Higher Education Facilities Authority, Limited Obligation Revenue
                                    Bonds (Davenport College of Business Project), VRDN, 3.45% due 3/01/2027 (c)...........      655
                            2,900   Michigan Higher Education Facilities Authority Revenue Bonds, BAN,
                                    4.65% due 9/07/2001 ...................................................................    2,902
                           21,000   Michigan Municipal Bond Authority Revenue Notes, Series A-1,
                                    4.75% due 4/26/2001 ...................................................................   20,933
                           14,500   Michigan Municipal Bond Authority, Revenue Refunding Bonds, Series C-2,
                                    5% due 8/23/2001 ......................................................................   14,539
                            8,000   Michigan Municipal Bond Authority, School Loan Revenue Bonds,
                                    5% due 12/01/2001 .....................................................................    8,100
                           15,000   Michigan State Building Authority, CP, 3.35% due 4/10/2001.............................   15,000
                            5,000   Michigan State, COP, Refunding (New Center Development Inc.), Series A,
                                    4% due 10/01/2001 .....................................................................    5,019
                            4,000   Michigan State, HDA (Bloomfield Partners), CP, 3.45% due 8/16/2001.....................    4,000
                           18,350   Michigan State, HDA, CP, AMT, Series 88 A, 3.45% due 4/17/2001.........................   18,350
                                    Michigan State, HDA, Limited Obligation Revenue Bonds (c):
                            1,200       (Laurel Valley), TEAMS, VRDN, 3.60% due 12/01/2007 ................................    1,200
                            4,000       (Sand Creek Apartments, Phase I Project), VRDN, AMT,
                                        3.58% due 1/01/2029 ...............................................................    4,000
                            2,000       (Woodland Meadows Project), VRDN, AMT, 3.60% due 3/01/2013 ........................    2,000
                                    Michigan State Strategic Fund, Limited Obligation Revenue Bonds, VRDN (c):
                            3,800       (AACOA Estrusions Inc. Project), AMT, 3.80% due 2/01/2008 .........................    3,800
                              645       (Akemi Inc. Project), 3.65% due 3/01/2021..........................................      645
                              680       (Applied Textiles Inc. Project), AMT, 3.60% due 7/01/2008..........................      680
                            2,860       (Automatic Handling Inc. Project), AMT, 3.75% due 7/01/2009 .......................    2,860
                              375       (BBPV Project), AMT, Series A-2, 3.93% due 1/01/2014...............................      375
                            1,825       (Baron Drawn Steel), AMT, 3.75% due 12/01/2006 ....................................    1,825
                            2,660       (Biewer of Lansing LLC Project), AMT, 3.75% due 5/01/2019 .........................    2,660
                            6,700       (CAMAC LLC Project), AMT, 3.65% due 8/01/2028 .....................................    6,700
                            1,285       (Chambers Enterprises II Project), AMT, 3.65% due 11/01/2018 ......................    1,285
                            2,515       (Cherry Central Co-operative Inc. Project), 3.75% due 11/01/2013 ..................    2,515
                            7,060       (Childrens Home--Detroit Project), 3.60% due 8/01/2029 ............................    7,060
                            2,500       (Cincinnati Milacron Inc. Project), AMT, 3.70% due 4/15/2005 ......................    2,500
                              900       (Dott Industries Inc. Project), AMT, 3.80% due 6/01/2001...........................      900
                            4,450       (Forest City Technologies), AMT, 3.75% due 9/01/2015 ..............................    4,450
                            3,300       (Glastender Inc. Project), AMT, 3.80% due 12/01/2010 ..............................    3,300
                            5,600       (Graphic Enterprises Inc. Project), AMT, 3.80% due 9/01/2014 ......................    5,600
                              915       (Hercules Drawn Steel Project), AMT, 3.75% due 8/01/2006...........................      915
                            1,140       (Inalfa-Hollandia Inc. Project), AMT, 3.65% due 5/01/2016 .........................    1,140
                            2,000       (Ingersoll CM Systems Inc. Project), AMT, 3.80% due 12/01/2011 ....................    2,000

--------------------------------------------------------------------------------
CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001 (CONTINUED)          (IN THOUSANDS)
================================================================================

                            Face
State                      Amount                                   Issue                                                   Value
------------------------------------------------------------------------------------------------------------------------------------
Michigan                            Michigan State Strategic Fund, Limited Obligation Revenue Bonds,
(continued)                         VRDN (c) (concluded):
                          $ 4,370       (Karona Inc. Project), AMT, 3.75% due 12/01/2015 .................................. $  4,370
                            3,700       (Kaumagraph Flint Corporation Project), AMT, 3.80% due 11/01/2014 .................    3,700
                            2,400       (Kendor Steel Rule Die Project), AMT, 3.80% due 11/01/2019 ........................    2,400
                            2,250       (Kerkstra Precast Inc. Project), AMT, 3.60% due 5/01/2025 .........................    2,250
                            1,915       (Monarch Hydraulics Inc. Project), AMT, 3.60% due 7/01/2016 .......................    1,915
                            2,000       (Morrell Inc. Project), AMT, 3.65% due 5/01/2022 ..................................    2,000
                            1,300       (Norbert Industries Inc. Project), AMT, 3.73% due 4/01/2006 .......................    1,300
                              755       (Northern Pure Ice Co. Project), AMT, 3.73% due 3/01/2015..........................      755
                              815       (Nuvar Properties LLC Project), AMT, 3.60% due 7/01/2026...........................      815
                            2,300       (Park Realty LLC), AMT, Series A, 3.60% due 9/01/2026 .............................    2,300
                            6,155       (Pioneer Metal Finishing Project), AMT, 3.70% due 11/01/2008 ......................    6,155
                            1,625       (R.H. Wyner Association Inc. Project), AMT, 3.60% due 10/01/2026 ..................    1,625
                            3,300       (Richwood Industries Inc. Project), AMT, 3.80% due 9/01/2030 ......................    3,300
                            5,310       (Riverwalk Properties LLC Project), AMT, 3.65% due 8/01/2021 ......................    5,310
                              250       Series C-4, 3.93% due 1/01/2009....................................................      250
                            1,005       (TEI Investments LLC), AMT, 3.65% due 2/01/2022 ...................................    1,005
                            1,900       (Team Industries Inc. Project), AMT, 3.60% due 3/01/2023 ..........................    1,900
                            2,100       (Universal Leasing Inc. Project), AMT, 3.80% due 11/01/2016 .......................    2,100
                            1,900       (Vector Investments LLC Project), AMT, 3.73% due 2/01/2020 ........................    1,900
                            2,000       (WDKK Development LLC Project), AMT, 3.65% due 1/01/2024 ..........................    2,000
                            3,500       (Waltec American Forgings), AMT, 3.80% due 10/01/2009 .............................    3,500
                              350       (Whitehall Industries), AMT, Series A-6, 3.93% due 1/01/2014.......................      350
                            3,000       (Zuckero Investment Company Inc. Project), AMT, 3.80% due 8/01/2015 ...............    3,000
                                    Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds,
                                    VRDN (c):
                           12,200       (Detroit Edison Company), Series CC, 3.55% due 9/01/2030 ..........................   12,200
                              700       (Grandview Plaza Project), AMT, 3.75% due 12/15/2010...............................      700
                              290       (Park Village Pines Project), 3.45% due 5/01/2006..................................      290
                           18,600   Michigan State Strategic Fund, PCR, Refunding (Consumers Power Project),
                                    VRDN, 3.80% due 4/15/2018 (a)(c) ......................................................   18,600
                            1,695   Muskegon County, Michigan, Economic Development Corporation, Limited
                                    Obligation Revenue Refunding Bonds (Baker College), VRDN,
                                    3.45% due 12/01/2021 (c) ..............................................................    1,695
                            4,000   Oakland County, Michigan, Economic Development Corporation, Limited
                                    Obligation Revenue Bonds (V&M Corporation Project), VRDN, AMT,
                                    3.80% due 9/01/2018 (c) ...............................................................    4,000
                            3,290   Pontiac, Michigan, City School District, GO, 4.50% due 5/01/2001 (d)...................    3,294
                            3,300   Rockford, Michigan, IDR, Limited Obligation (Alloy Exchange Project), VRDN,
                                    AMT, 3.80% due 9/01/2019 (c) ..........................................................    3,300
                            6,700   Saginaw County, Michigan, Economic Development Corporation Revenue Bonds
                                    (Al-Fe Heat Treating Project), VRDN, AMT, 3.75% due 2/01/2010 (c)......................    6,700
                            3,575   Saline, Michigan, Area Schools, GO, Series B, 4.35% due 5/03/2001......................    3,575
                            8,600   University of Michigan, University Hospital Revenue Bonds, VRDN, Series A,
                                    3.75% due 12/01/2027 (c) ..............................................................    8,600
                            2,500   University of Michigan, University Hospital Revenue Refunding Bonds, VRDN,
                                    Series A-2, 3.60% due 12/01/2024 (c) ..................................................    2,500

--------------------------------------------------------------------------------
CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001 (CONCLUDED)          (IN THOUSANDS)
================================================================================

                            Face
State                      Amount                                   Issue                                                   Value
------------------------------------------------------------------------------------------------------------------------------------
Michigan                  $ 5,100   University of Michigan, University Revenue Bonds (Medical Service Plan),
(concluded)                         6.50% due 12/01/2001 (e)............................................................... $  5,304
                            8,000   Walled Lake, Michigan, Consolidated School District, Refunding, MSTR, VRDN,
                                    GO, Series SGA-68, 3.65% due 5/01/2022 (b)(c)..........................................    8,000
                            4,200   Warren, Michigan, Consolidated School District, GO, Refunding,
                                    6.70% due 5/01/2001 (e) ...............................................................    4,296
                            3,500   Waterford, Michigan, School District, GO, SAN, 5.25% due 5/30/2001.....................    3,502
                           11,960   Wayne Charter County, Michigan, Airport Revenue Refunding Bonds (Detroit
                                    Metropolitan County), VRDN, AMT, Series A, 3.50% due 12/01/2016 (c)....................   11,960
                            3,000   Wayne County, Michigan, Community College, Community College Notes, GO,
                                    4.75% due 4/02/2001 ...................................................................    3,000
                              440   Wyoming, Michigan, Economic Development Corporation, Revenue Refunding
                                    Bonds (Family One Inc. Project), VRDN, AMT, 3.60% due 11/01/2019 (c)...................      440
------------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--               1,150   Puerto Rico Commonwealth, Highway and Transportation Authority,
0.3%                                Transportation Revenue Refunding Bonds, VRDN, Series A,
                                    3.40% due 7/01/2028 (a)(c) ............................................................    1,150
------------------------------------------------------------------------------------------------------------------------------------
                                    Total Investments (Cost--$388,296*)--99.1%.............................................  388,296

                                    Other Assets Less Liabilities--0.9%....................................................    3,648
                                                                                                                            --------
                                    Net Assets--100.0%..................................................................... $391,944
                                                                                                                            ========
====================================================================================================================================

(a) AMBAC Insured.
(b) MBIA Insured.
(c) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2001.
(d) FGIC Insured.
(e) Prerefunded.
  * Cost for Federal income tax purposes.

See Notes to Financial Statements.

-------------------------------------------------------------------------------
CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2001
===============================================================================
Assets:
Investments, at value (identified cost--$388,295,839).           $  388,295,839
Cash..................................................                   66,586
Interest receivable...................................                3,963,335
Prepaid registration fees and other assets............                    7,871
                                                                 --------------
Total assets..........................................              392,333,631
                                                                 --------------
Liabilities:
Payables:
  Investment adviser.................................. $ 152,030
  Distributor.........................................   123,414
  Beneficial interest redeemed........................     2,105        277,549
                                                       ---------
Accrued expenses and other liabilities................                  112,483
                                                                 --------------
Total liabilities.....................................                  390,032
                                                                 --------------
Net Assets............................................           $  391,943,599
                                                                 ==============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value,
unlimited number of shares authorized.................           $   39,203,137
Paid-in capital in excess of par......................              352,828,235
Accumulated realized capital losses--net..............                  (87,773)
                                                                 --------------
Net Assets--Equivalent to $1.00 per share based
on 392,031,372 shares of beneficial interest
outstanding...........................................           $  391,943,599
                                                                 ==============

See Notes to Financial Statements.

-------------------------------------------------------------------------------
CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2001
===============================================================================
Investment Income:
Interest and amortization of premium
and discount earned.............................                 $   15,010,003

Expenses:
Investment advisory fees........................  $ 1,824,891
Distribution fees...............................      454,632
Accounting services.............................       91,641
Professional fees...............................       50,843
Transfer agent fees.............................       50,446
Custodian fees..................................       31,474
Printing and shareholder reports................       19,846
Registration fees...............................       13,109
Pricing fees....................................        9,856
Trustees' fees and expenses.....................        2,068
Other...........................................        9,405
                                                  -----------
Total expenses..................................                      2,558,211
                                                                 --------------
Investment income--net..........................                     12,451,792
Realized Loss on Investments--Net...............                         (4,954)
                                                                 --------------
Net Increase in Net Assets Resulting
 from Operations................................                 $   12,446,838
                                                                 ==============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                   For the Year Ended March 31,
                                                  ------------------------------
Increase (Decrease) in Net Assets:                    2001              2000
--------------------------------------------------------------------------------
Operations:
Investment income--net........................ $    12,451,792  $    10,833,211
Realized loss on investments--net.............          (4,954)          (5,068)
                                               ---------------  ---------------
Net increase in net assets resulting from
operations....................................      12,446,838       10,828,143
                                               ---------------  ---------------
Dividends to Shareholders:
Dividends to shareholders from investment
income--net...................................     (12,451,792)     (10,833,211)
                                               ---------------  ---------------
Beneficial Interest Transactions:
Net proceeds from sale of shares..............   1,370,321,030    1,574,543,444
Value of shares issued to shareholders in
reinvestment of dividends.....................      12,451,629       10,833,557
                                               ---------------  ---------------
                                                 1,382,772,659    1,585,377,001
Cost of shares redeemed.......................  (1,351,157,829)  (1,618,650,417)
                                               ---------------  ---------------
Net increase (decrease) in net assets
derived from beneficial interest transactions.      31,614,830      (33,273,416)
                                               ---------------  ---------------
Net Assets:
Total increase (decrease) in net assets.......      31,609,876      (33,278,484)
Beginning of year.............................     360,333,723      393,612,207
                                               ---------------  ---------------
End of year................................... $   391,943,599  $   360,333,723
                                               ===============  ===============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA MICHIGAN MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
================================================================================

The following per share data and ratios have been derived
from information provided in the financial statements.                             For the Year Ended March 31,
                                                           -------------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                       2001           2000            1999            1998           1997
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year.......................  $    1.00      $    1.00       $    1.00       $    1.00      $    1.00
                                                           ---------      ---------       ---------       ---------      ---------
Investment income--net...................................        .03            .03             .03             .03            .03
Realized gain (loss) on investments--net.................         --+            --+             --+             --+            --+
                                                           ---------      ---------       ---------       ---------      ---------
Total from investment operations.........................        .03            .03             .03             .03            .03
                                                           ---------      ---------       ---------       ---------      ---------
Less dividends from investment income--net...............       (.03)          (.03)           (.03)           (.03)          (.03)
                                                           ---------      ---------       ---------       ---------      ---------
Net asset value, end of year.............................  $    1.00      $    1.00       $    1.00       $    1.00      $    1.00
                                                           =========      =========       =========       =========      =========
Total Investment Return..................................      3.47%          2.86%           2.78%           3.07%          2.90%
                                                           =========      =========       =========       =========      =========
Ratios to Average Net Assets:
Expenses.................................................       .70%           .70%            .71%            .71%           .72%
                                                           =========      =========       =========       =========      =========
Investment income--net...................................      3.40%          2.81%           2.72%           3.02%          2.84%
                                                           =========      =========       =========       =========      =========
Supplemental Data:
Net assets, end of year (in thousands)...................  $ 391,944      $ 360,334       $ 393,612       $ 306,046      $ 272,969
                                                           =========      =========       =========       =========      =========

+ Amount is less than $.01 per share.
  See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

CMA Michigan Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of nonresident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for

CMA MICHIGAN MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $66,838 for these services. As of January 1, 2001, accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

At March 31, 2001, the Fund had a net capital loss carryforward of approximately $88,000, of which $39,000 expires in 2003, $32,000 expires in 2005, $7,000 expires in 2006, $5,000 expires in 2008 and $5,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

CMA MICHIGAN MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, CMA Michigan Municipal Money Fund of CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Michigan Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Michigan Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
May 3, 2001

CMA MICHIGAN MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Edward D. Zinbarg--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and Treasurer
Phillip S. Gillespie--Secretary

--------------------------------------------------------------------------------
Arthur Zeikel, Trustee of CMA Michigan Municipal Money Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Zeikel well in his retirement.
--------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*  For inquiries regarding your CMA account, call (800) CMA-INFO [(800)
   262-4636].

[LOGO] Merrill Lynch  Investment Managers
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                                                               [GRAPHIC OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Michigan
Municipal Money Fund
Box 9011
Princeton, NJ
08543-9011

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